SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. [ ])

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

VUZIX CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

VUZIX CORPORATION

2023 Annual Meeting

Vote by June 14, 2023

11:59 PM ET

VUZIX CORPORATION
25 HENDRIX ROAD
WEST HENRIETTA, NY 14586

V17301-P89752

You invested in VUZIX CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

June 15, 2023
10:30 A.M. EDT

Vuzix Corporate Offices
25 Hendrix Road
West Henrietta, New York, 14586
www.virtualshareholdermeeting.com/VUZI2023

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect seven directors to serve until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. **Nominees:**	
1a. Paul Travers	For
1b. Grant Russell	For
1c. Edward Kay	For
1d. Timothy Harned	For
1e. Emily Nagle Green	For
1f. Raj Rajgopal	For
1g. Azita Arvani	For
2. To ratify the appointment of Freed Maxick, CPAs, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2023.	For
3. To approve, by non-binding vote, the compensation disclosed in the Proxy Statement of the Company's executive officers, who are named in the Proxy Statement Summary Compensation Table.	For
4. To approve the Vuzix Corporation 2023 Equity Incentive Plan.	For

NOTE: In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

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V17302-P89752